UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2005

SONIC CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-18859	73-1371046
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Johnny Bench Drive Oklahoma City, Oklahoma	73104
(Address of Principal Executive Offices)	(Zip Code)

(405) 225-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 7, 2005, Sonic Corp. executed an amendment to the Sonic Corp. Rights Agreement dated as of June 16, 1997, as amended (the “Rights Agreement”), to eliminate all requirements in the Rights Agreement that actions, approvals and determinations to be taken or made by Sonic’s Board of Directors be taken or made by a majority of the “Continuing Directors.” The deletion of all references to “Continuing Directors” eliminates from the Rights Agreement what are commonly referred to as “dead hand” provisions.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

4	Second Amendment to Rights Agreement dated January 7, 2005, by and between Sonic Corp. and UMB Bank, N.A., as successor Rights Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:

SONIC CORP.

Date: January 7, 2005	By:	/s/ Ronald L. Matlock
Ronald L. Matlock,
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4	Second Amendment to Rights Agreement dated January 7, 2005, by and between Sonic Corp. and UMB Bank, N.A., as successor Rights Agent